UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2005
                                                 -------------------------------
                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)

                      Delaware                                000-29053                           04-2751645
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   (State or other jurisdiction of incorporation)      (Commission file number)       (IRS employer identification no.)

     2115 O'Nel Drive, San Jose, CA                              95131
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code: (408) 731-2700
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      On July 27, 2005,  Terabeam  Wireless,  the business name of YDI Wireless,
Inc. ("Terabeam"), completed its purchase of substantially all of the assets of Proxim Corporation and its subsidiaries Proxim Wireless Networks, Inc. and Proxim International Holdings, Inc. (collectively, "Proxim") pursuant to an asset purchase agreement dated as of July 18, 2005. Under the terms of the asset purchase agreement, Terabeam acquired and assumed most of the domestic and foreign operations of Proxim for a cash purchase price of approximately
$25,200,000,   subject  to  certain  adjustments,   liability  assumptions,  and
deductions. At the closing, Terabeam assumed specified obligations of Proxim, including specified employee-related obligations.

      The foregoing description of the asset purchase agreement (the "Agreement") does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, a copy of which was filed as Exhibit
2.1 to the Form 8-K filed by Terabeam with the Securities and Exchange Commission on July 22, 2005, and which is incorporated by reference.

      Subsequent to the execution of the Agreement, Terabeam filed a Form 8-K with the Securities and Exchange Commission within the time period prescribed. Pursuant to the instructions to Form 8-K, Terabeam indicated that certain financial information required by Item 9.01 of Form 8-K was not available at that time, and that, in accordance with the provisions of Item 9.01 of Form 8-K, such financial information would be filed by an amendment to the Form 8-K within the prescribed 71 day time period provided. The sole purpose of this Amendment 1 to Form 8-K dated August 2, 2005 is to file such required financial information. Accordingly, Item 9.01 is hereby amended and restated in its entirety to read as follows:

Item 9.01. Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

      The following financial statements are filed as part of this report. The financial statements are included in this report as Exhibit 99.1 and Exhibit
99.2 hereto, which follow the signature page of this report:

            o     Exhibit  99.1  -  Audited   Financial   Statements  of  Proxim
                  Corporation for the years ended December 31, 2004, 2003, and 2002; and

            o Exhibit 99.2 - Unaudited Financial Statements of Proxim Corporation for the three months ended April 1, 2005 and April 2, 2004.

      (b) Pro forma financial information of the consolidated financial statements of Terabeam and Proxim.

      Exhibit 99.3 - Pro forma financial information:

            o Pro forma consolidated balance sheets for Terabeam and Proxim at March 31, 2005;

            o Pro forma consolidated statements of operations for Terabeam and Proxim for the year ended December 31, 2004; and

            o Pro forma consolidated statements of operations for Terabeam and Proxim for the three months ended March 31, 2005.

      (d)   Exhibits.

      See Exhibit Index.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        YDI WIRELESS, INC.


Dated:  October 12, 2005                By: /s/ Patrick L. Milton
                                           ------------------------------------
                                        Patrick L. Milton
                                        Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
 Number     Description of Document
 ------     -----------------------

   23.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

   99.1 Audited Financial Statements of Proxim Corporation for the years ended December 31, 2004, 2003, and 2002

   99.2 Unaudited Financial Statements of Proxim Corporation for the three months ended April 1, 2005 and April 2, 2004

   99.3     Pro forma financial information